Summary Prospectus Supplement dated October 6, 2010
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:
Invesco V.I. Financial Services Fund
The following information replaces in its entirety the sixth and seventh paragraphs appearing under the heading “Principal Investment Strategies of the Fund”:
     “In selecting investments, the portfolio manager seeks to identify those companies within the financial services sector with attractive total return potential. The portfolio manager emphasizes companies with solid balance sheets and operating cash flow that supports sustained or increasing dividends and/or share repurchases. Emphasis is placed on companies that the portfolio manager expects to profitably grow cash flows over time. Through fundamental research, financial statement analysis and the use of multiple valuation techniques, the portfolio manager estimates a target price for each stock over a 2-3 year investment horizon. The portfolio manager then constructs a portfolio which she believes provides the best combination of price appreciation potential, dividend income and risk profile. The portfolio manager considers whether to sell a particular security when any of these factors materially change.”
I-VIFSE-SUM SUP-1 100610